UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 24, 2019

First BanCorp.

(Exact Name of Registrant as Specified in its Charter)

Puerto Rico	001-14793	66-0561822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1519 Ponce de Leon Ave. P.O. Box 9146 San Juan, Puerto Rico	00908-0146
(Address of Principal Executive Offices)	(Zip Code)

(787) 729-8200

(Registrant’s Telephone Number, including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

5.02(d) Election of Directors

On January 24, 2019, the Board of Directors of First BanCorp. (the “Corporation”) elected Mrs. Tracey Dedrick to serve as a director on the Corporation’s Board of Directors, effective January 24, 2019.

On January 24, 2019, the Corporation and Mrs. Dedrick entered into an Offer Letter pursuant to which Mrs. Dedrick will be entitled to compensation and benefits that are the same as those to which all of the Corporation’s directors, other than the Corporation’s Chair, are entitled.

Mrs. Dedrick is a highly respected former executive with nearly forty years of experience in the finance industry. Throughout her career, Mrs. Dedrick held various positions within risk management, compliance, treasury and investor relations. From September 2016 to November 2017, Mrs. Dedrick was the Executive Vice President and Head of Enterprise Risk Management at Santander Holdings U.S., in which she was responsible for enterprise risk, operation risk and market risk for the Americas. From 2011 to 2016, Mrs. Dedrick was the Executive Vice President and Chief Risk Officer at Hudson City Bancorp. From 2010 to 2011, she was a Managing Director and Treasurer at PineBridge Investments, a privately held asset management company. Prior to joining PineBridge Investments, from 2001 to 2009, Mrs. Dedrick worked at MetLife, in which she held various positions. Since June 2018, Mrs. Dedrick has served as a member of the Board of Directors at ISACA, an independent, nonprofit, global membership association for IT and information systems professionals.

The Board committees on which Mrs. Dedrick will serve, if any, have not been determined.

A copy of the Offer Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit Index

Exhibit	Description of Exhibit

10.1	Offer Letter between First BanCorp. and Tracey Dedrick, dated January 24, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First BanCorp.

Date: January 25, 2019	By:	/s/ Lawrence Odell
	Name:	Lawrence Odell
	Title:	EVP and General Counsel

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